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                                                                Exhibit 99.2

                           CERTIFICATION PURSUANT
                            TO SECTION 906 OF THE
                         SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Engineered Support Systems, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2002 (the "Report"), I, Gary C. Gerhardt, Vice Chairman - Administration and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

            (1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 16, 2002
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By:   /s/ Gary C. Gerhardt
      ------------------------
      Gary C. Gerhardt
      Vice Chairman - Administration
      and Chief Financial Officer